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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2000

                             NABORS INDUSTRIES, INC.
                             NABORS HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-9245                    93-0711613
          Delaware                   000-18437                   76-0263755
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

   515 West Greens Road, Suite 1200
            Houston, Texas                                          77067
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (281) 874-0035

                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On November 24, 1999, Nabors Industries, Inc. acquired Pool Energy Services Co. Pool reincorporated in Delaware and change its name to Nabors Holding Company that same day. Prior to the acquisition, Pool was the issuer under an Indenture, dated as of March 31, 1998, of 8-5/8% Senior Subordinated Notes due 2008. The obligations under the 8-5/8% Notes and the Indenture were guaranteed by the principal United States subsidiaries of Pool. As required by the terms of the Indenture, on December 24, 1999, Nabors Holding Company made a change of control offer to acquire the outstanding 8-5/8% Notes for 101% of the aggregate principal amount of such notes, plus accrued interest. Nabors Holding Company also made a consent solicitation to modify certain provisions of the 8-5/8% Notes, including replacing the existing subsidiary guarantees with a parent guarantee from Nabors Industries, and generally conforming the Indenture covenants to those of Nabors Industries' existing senior debt.

         The change of control offer expired on February 2, 2000. Holders of $81,290,000 in 8-5/8% Notes tendered their notes in the offer, leaving $68,710,000 in notes outstanding. On February 14, 2000, after a ten day extension, the consent solicitation expired. Holders of $52,705,000 in 8-5/8% Notes, or 76.71% of the outstanding notes, voted in favor of the amendments to the Indenture. Nabors Holding Company subsequently settled its purchase of $4,855,000 in 8-5/8% Notes acquired in a broker transaction at market prices. Such notes will be tendered to the trustee for cancellation. Upon consummation of these transactions a total of $63,855,000 principal amount of 8-5/8% Notes will remain outstanding.

         Nabors Holding Company, its former subsidiary guarantors, Nabors Industries and HSBC Bank USA, the trustee under the Indenture, entered into a Third Supplemental Indenture effective as of February 14, 2000. The Third Supplemental Indenture amended the Indenture to reflect, among other things:

         (a) the replacement of the existing guarantees with a guarantee by Nabors Industries;

         (b) an amendment to Section 4.02 (Reports) to permit Nabors Industries (rather than Nabors Holding Company and the existing subsidiary guarantors) to comply with the public reporting requirements of the Indenture (including summary information regarding Nabors Holding Company as required by applicable securities law);

         (c)      elimination of certain restrictive covenants (including
                  Section 4.05 (Limitation on Restricted Payments), Section 4.07 (Limitations on Additional Indebtedness), Section 4.08 (Limitation on the Issuance of Capital Stock of Restricted Subsidiaries), Section 4.09 (Limitations on Layering Debt),
                  Section 4.10 (Limitation on Transactions with Affiliates),
                  Section 4.13 (Limitations on Restrictions on Distributions from Restricted Subsidiaries), Section 4.16 (Limitations on Asset Sales), Section 6.12 (Willful Default) and Section 11.04 (Senior Subordinated Debt of Guarantor));

         (d) elimination of the cross-default and judgment default provisions (Sections 6.01(a)(v) and 6.01(a)(vi));

         (e) inclusion in the definition of Senior Indebtedness all existing indebtedness of Nabors Industries;

         (f) permission for Nabors Industries to increase the ability of Nabors Industries to place liens upon refinanced indebtedness;

         (g) elimination of the indebtedness incurrence, interest coverage and related conditions to mergers and consolidations and other provisions of the Indenture; and

         (h) other changes to the Indenture to conform the Indenture to the changes otherwise made.



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The Third Supplemental Indenture is attached as Exhibit 4.1, and is incorporated into this description by reference. The charter and bylaws of Nabors Industries, as parent guarantor, are incorporated by reference into this document as Exhibits 3.1 and 3.2.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         3.1 Restated Certificate of Incorporation of Nabors Industries, Inc. (incorporated by Reference to the Exhibits to Form 10-Q, File No. 1-9245, filed with the Commission on May 16, 1997).
         3.2 Restated By-Laws of Nabors Industries, Inc. (incorporated by Reference to the Exhibits to Form 10-K, File No. 1-9245, filed with the Commission on December 29, 1997).
         4.1 Third Supplemental Indenture dated as of February 14, 2000 among Nabors Holding Company, the guarantors named therein and HSBC Bank USA.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 23, 2000
                                       NABORS INDUSTRIES, INC.


                                       By: /s/ Anthony G. Petrello
                                           -------------------------------------
                                           Anthony G. Petrello
                                           President and Chief Operating Officer


                                       NABORS HOLDING COMPANY


                                       By: /s/ Anthony G. Petrello
                                           -------------------------------------
                                           Anthony G. Petrello
                                           President



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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER            DESCRIPTION                                                                 PAGE NO.
       -------           -----------                                                                 --------
         3.1      Restated Certificate of Incorporation of Nabors Industries, Inc. (Incorporated
                  by Reference to the Exhibits to Form 10-Q, File No. 1-9245, filed with the
                  Commission on May 16, 1997).......................................................    --
         3.2      Restated By-Laws of Nabors Industries, Inc. (Incorporated by Reference to
                  the Exhibits to Form 10-K, File No. 1-9245, filed with the Commission on
                  December 29, 1997)................................................................    --
         4.1      Third Supplemental Indenture dated as of February 14, 2000 among Nabors Holding Company, the guarantors named
                  therein and HSBC Bank USA.........................................................     6



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